EXHIBIT 32.2

                     ROLLER BEARING COMPANY OF AMERICA, INC.


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             (AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


I, Daniel A Bergeron, Vice President and Chief Financial Officer of Roller Bearing Company of America, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge and belief:

                  (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 27, 2003 (the "Report") fully complies with the requirements of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Daniel A. Bergeron
-----------------------
Daniel A. Bergeron
Vice President and
Chief Financial Officer


November 10, 2003